UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 26, 2005
                                                ______________________________



                      Abington Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


      Pennsylvania                    000-51077                  02-0724068
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                        19046
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (215) 886-8280
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On May 26, 2005, Abington Community Bancorp, Inc. (the "Company") issued a press release announcing a cash dividend of $0.05 per share on the Company's common stock payable on June 22, 2005 to shareholders of record on June 8, 2005.

     For additional information, reference is made to the Company's press release dated May 26, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit No.            Description
          ----------             -----------------------------------------

          99.1                   Press Release, dated May 26, 2005




















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABINGTON COMMUNITY BANCORP, INC.



                              By:  /s/ Robert W. White
                                   -------------------------------------
                                   Name:   Robert W. White
                                   Title:  Chairman, President and
                                           Chief Executive Officer
Date: May 26, 2005



























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                             Exhibit Index

          Exhibit No.    Description
          ----------     ---------------------------------------

          99.1           Press Release, dated May 26, 2005